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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 16, 2007


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19027                    84-1057605
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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                                EXPLANATORY NOTE

     On August 21, 2007, Simtek Corporation ("Simtek") filed with the Securities and Exchange Commission a Current Report on Form 8-K to disclose that Mr. Philip Black had been elected to the Board of Directors of Simtek. As stated in such report, it was not known at the time of such report which committees Mr. Black would serve on, if any. As the Board of Directors has now named Mr. Black to certain committees, Simtek is filing this Amendment to Current Report on Form 8-K solely to amend such report to disclose such information, as required by Instruction 2 to Item 5.02 of Form 8-K.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On November 27, 2007, Mr. Black was appointed by the Board of Directors to serve as a member of the Audit Committee and to serve as the chairman of the Compensation Committee.



































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By:  /s/ Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer



December 3, 2007












































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